SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2004

NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer or Identification No.)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(716) 857-7000

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          This Current Report on Form 8-K and the press release incorporated by reference herein are furnished by National Fuel Gas Company (the “Company”) pursuant to Item 12 of Form 8-K.

        On January 30, 2004, the Company issued a press release correcting a technical error in the balance sheet that was included in the Company’s January 29, 2003 earnings results news release. A copy of the January 30, 2004 press release is hereby incorporated by reference into this Item 12 and furnished as part of this Current Report as Exhibit 99.

          Neither the furnishing of the press release as an exhibit to this Current Report nor the inclusion in such press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By: /s/ James R. Peterson
James R. Peterson
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release issued January 30, 2004 regarding technical error in January 29, 2004 earnings results news release